Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PAIVIS, Corp. (the Company) on Form 10-KSB for the year ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Gregory L. Bauer, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 21, 2007	By:	/s/ Gregory L. Bauer
Gregory L. Bauer
Principal Executive Officer Acting Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to PAIVIS, Corp and will be retained by PAIVIS, Corp. and furnished to the Securities and Exchange Commission or its staff upon request.